Note 3 - Initial Public Offering	3 Months Ended
Mar. 31, 2015
Initial Public Offering [Abstract]
Initial Public Offering [Text Block]

3.  Initial Public Offering

On January 21, 2014, the Partnership completed its IPO consisting of 4,312,500 common units, representing limited partner interests in the Partnership at a price to the public of $20.00 per common unit ($18.70 per common unit, net of underwriting discounts, commissions and fees) which included a 562,500 unit over-allotment option that was exercised by the underwriters.  We received proceeds of $80.2 million from the IPO, after deducting underwriting discounts and structuring fees.  The net proceeds from the IPO were distributed to Cypress Energy Holdings II, LLC (“Holdings II”), a wholly owned subsidiary of Cypress Energy Holdings, LLC (“Holdings”), as reimbursement for certain capital expenditures it incurred with respect to assets contributed to us.

Total incurred deferred offering costs of $2.9 million were charged to Owners’ Equity against the proceeds of the IPO.  The Partnership incurred $0.4 million of offering costs during the three months ended March 31, 2014 that were expensed as incurred.  No offering costs were incurred during the three months ended March 31, 2015.  These non-recurring costs are reflected as offering costs in the Condensed Consolidated Statements of Income for the three months ended March 31, 2014.

In connection with the IPO, Holdings II conveyed a 100% interest in Cypress Energy Partners, LLC ("CEP LLC") in exchange for a 47.8% limited partner interest in the Partnership and the right to receive the proceeds of the IPO. In addition, affiliates of Holdings, conveyed an aggregate 50.1% interest in Tulsa Inspection Resources, LLC (“TIR LLC”), Tulsa Inspection Resources – Nondestructive Examination, LLC and Tulsa Inspection Resources Holdings, LLC (collectively, the “TIR Entities”) to the Partnership in exchange for an aggregate 15.7% limited partner interest in the Partnership.